UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2011

BRONCO DRILLING COMPANY, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51471	20-2902156
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16217 North May Avenue Edmond, OK	73013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 242-4444

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 10, 2011, Bronco Drilling Company, Inc. issued its monthly operational press release and rig status report for the month of February 2011. The full text of the press release and rig status report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated March 10, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Date: March 10, 2011	By: /s/ MATTHEW S. PORTER
Matthew S. Porter Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated March 10, 2011